Exhibit 10.5

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         Novelis Founders Performance Award - Pierre Arseneault
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           Novelis Share Price Targets
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Initial Price - March 24      $21.82 - NYSE Closing Price on March 24, 2005
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8% Increase Price             $23.57 - Tranche #1
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16% Increase Price            $25.31 - Tranche #2
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25% Increase Price            $27.28 - Tranche #3
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              Performance Share Units (PSUs) To Be Awarded
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                                                           Share                Start of                 End of
                                   # of PSUs               Price               Measurement             Measurement
                                    Awarded              Target [1]              Period                  Period
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Tranche #1                                   6,000                $ 23.57    March 24, 2005          March 23, 2008
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Tranche #2                                   6,000                $ 25.31    March 24, 2006          March 23, 2008
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Tranche #3                                   6,000                $ 27.28    March 24, 2007          March 23, 2008
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       Total Potential Award                18,000
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[1] Closing share price on the NYSE must reach or exceed this level for 15 consecutive trading days

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         PSU Value at Share Price Target
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                                   # of PSUs            Share Price               Cash
                                 Paid in Cash              Target              Payment [1]
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Tranche #1                                   6,000                $ 23.57             $ 141,420
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Tranche #2                                   6,000                $ 25.31             $ 151,860
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Tranche #3                                   6,000                $ 27.28             $ 163,680
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       Total Potential Value                                                          $ 456,960
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[1] Actual payment will be based on closing share price on NYSE for 5 trading days prior to payment

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        Payment Date
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Tranche #1                   Later of March 24, 2006 or six months after PSUs awarded
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Tranche #2                   Later of March 24, 2007 or six months after PSUs awarded
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Tranche #3                   Later of March 24, 2008 or six months after PSUs awarded
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Agreed and Accepted by:

Executive's Name: Pierre Arseneault

Executive's Signature:       /s/ Pierre Arseneault                        Date: March 31, 2005
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